Royalty, stream and other interests	12 Months Ended
Dec. 31, 2023
Royalty, Stream And Other Interests [Abstract]
Royalty, stream and other interests [Text Block]

12.    Royalty, stream and other interests

	Year ended December 31, 2023
	Royalty interests	Stream interests	Offtake interests	Total
	$	$	$	$
Balance - January 1	879,075	484,590	14,588	1,378,253
Additions	76,472	214,636	-	291,108
Depletion	(24,016)	(32,377)	-	(56,393)
Impairments	(9,000)	(38,619)	-	(47,619)
Currency conversion adjustments	(2,868)	(9,029)	(341)	(12,238)
Balance - December 31	919,663	619,201	14,247	1,553,111

Producing
Cost	643,350	772,600	-	1,415,950
Accumulated depletion and impairments	(449,099)	(307,531)	-	(756,630)
Net book value - December 31	194,251	465,069	-	659,320

Development
Cost	407,121	187,528	32,465	627,114
Accumulated depletion and impairments	(853)	(53,441)	(27,566)	(81,860)
Net book value - December 31	406,268	134,087	4,899	545,254

Exploration and evaluation
Cost	329,209	20,737	9,348	359,294
Accumulated depletion and impairments	(10,065)	(692)	-	(10,757)
Net book value - December 31	319,144	20,045	9,348	348,537
Total net book value - December 31	919,663	619,201	14,247	1,553,111

Main acquisitions - 2023

Silver stream - CSA mine

In June 2023, Osisko Bermuda Limited ("Osisko Bermuda") closed a silver purchase agreement (the "CSA Silver Stream") with Metals Acquisition Limited ("Metals Acquisition") concurrently with the closing of the acquisition by Metals Acquisition of the producing CSA mine in New South Wales, Australia ("CSA") from a subsidiary of Glencore plc (the "CSA Acquisition Transaction"). The closing date of the CSA Acquisition Transaction and the Silver Stream was June 15, 2023 (the "Closing Date").

Pursuant to the CSA Silver Stream, Osisko Bermuda paid an upfront cash deposit to Metals Acquisition of US$75.0 million ($99.4 million) (the "Silver Deposit"). Osisko Bermuda will purchase an amount of refined silver equal to 100% of the payable silver produced from CSA for the life of the mine and will make ongoing payments for refined silver delivered equal to 4% of the spot silver price at the time of delivery. The deliveries under the CSA Silver Stream accrued as of February 1, 2023.

Metals Acquisition has granted Osisko Bermuda a right of first refusal in respect of the sale, transfer or buy-back of any royalty, stream or similar interest in the products mined or otherwise extracted from any property owned or acquired by Metals Acquisition or an affiliate between the Closing Date and the later of the seventh anniversary of the Closing Date or the date on which Osisko Bermuda or any affiliate ceases to hold or control more than 5% of the issued and outstanding common shares of Metals Acquisition.

Copper stream - CSA mine

In June 2023, Osisko Bermuda closed a copper purchase agreement (the "CSA Copper Stream") with Metals Acquisition concurrently with the closing of the CSA Acquisition Transaction.

Pursuant to the CSA Copper Stream, Osisko Bermuda paid an upfront cash deposit to Metals Acquisition of US$75.0 million ($99.4 million). Osisko Bermuda will be entitled to receive refined copper equal to 3.0% of payable copper produced from CSA until the 5th anniversary of the Closing Date (the "First Threshold Stream"), then 4.875% of payable copper produced from CSA until 33,000 metric tonnes have been delivered in aggregate (the "Second Threshold Stream"), and thereafter 2.25% of payable copper produced from CSA for the remaining life of the mine. Osisko Bermuda will make ongoing payments for refined copper delivered equal to 4% of the spot copper price at the time of delivery. On the 5th anniversary of the Closing Date, Metals Acquisition will have the option to exercise certain buy-down rights by paying a one-time cash payment to Osisko Bermuda. Metals Acquisition and certain of its subsidiaries, including the operating subsidiary following closing of the CSA Acquisition Transaction, provided Osisko Bermuda with corporate guarantees and other security over their assets for its obligations under the CSA Copper Stream.

In conjunction with the CSA Silver Stream and CSA Copper Stream, Osisko Bermuda subscribed for US$40.0 million ($53.0 million) in equity of Metals Acquisition as part of its concurrent equity financing.

Silver stream amendments - Gibraltar mine

In June 2023, Osisko completed certain amendments to its 75% silver stream (the "Gibraltar Silver Stream") with respect to the Gibraltar copper mine ("Gibraltar"), located in British Columbia, Canada, which is operated by a wholly-owned subsidiary of Taseko Mines Limited ("Taseko"). On March 15, 2023, Taseko announced the completion of its acquisition of an additional 12.5% interest in Gibraltar from Sojitz Corporation giving Taseko an effective 87.5% interest. Osisko and Taseko amended the Gibraltar Silver Stream to increase Osisko's effective stream percentage by 12.5% to 87.5%. Further to this, Osisko and Taseko also extended the step-down silver delivery threshold to coincide with Taseko's recently updated mineral reserve estimate for Gibraltar. Osisko paid a total consideration of US$10.25 million ($13.6 million) to Taseko.

Copper and gold NSR royalty - Costa Fuego copper-gold project

In July 2023, Osisko closed the acquisition of a 1.0% copper NSR royalty and a 3.0% gold NSR royalty from Hot Chili Limited ("Hot Chili") covering the Costa Fuego copper-gold project in Chile, for a total cash consideration of US$15.0 million ($19.9 million). As part of the transaction, Osisko granted Hot Chili an option to buy-down a portion of the royalty, which can only occur upon a change of control, and which is exercisable until the fourth anniversary of the transaction closing date. The buydown option reduces each of the copper and gold royalty percentages by 0.5% (resulting in a 0.5% copper NSR royalty and 2.5% gold NSR royalty), in exchange for payment in an amount equal to 130%, 140%, or 150% of the up-front price paid by Osisko if exercised before the 2nd, 3rd or 4th anniversary of the transaction close. As part of the transaction, Hot Chili granted Osisko a corporate right of first offer on all future potential royalty and streaming opportunities, as well as certain other rights on proposed future royalty financings.

Gold NSR royalty - Namdini gold project

In October 2023, Osisko closed the acquisition of a 1% NSR royalty from Savannah Mining Limited covering the Namdini gold project ("Namdini") in Ghana for total consideration of US$35.0 million ($48.4 million). Namdini is controlled and will be operated by Shandong Gold Co Ltd. through its subsidiary Cardinal Namdini Mining Limited, which is owned in partnership with a subsidiary of China Railway Construction Group Corp Ltd.

Main impairment

Renard diamonds stream - Stornoway Diamond (Canada) Inc.

On October 27, 2023, Stornoway announced it was temporarily suspending operations at its Renard mine and placing itself under the protection of the CCAA. The growing uncertainty of the diamond price in the short and medium term, coupled with the significant and sudden drop in the price of the resource on the world market, have had a major impact on Stornoway's long-term financial situation. This was in part due to the halt in the import of rough diamonds by India and by the global geopolitical climate. These elements were considered indicators of impairment, among other facts and circumstances, and, accordingly, management performed an impairment assessment as at September 30, 2023. The impairment assessment resulted in an impairment charge of $15.1 million ($11.1 million, net of income taxes) on the Renard diamond stream.

As at September 30, 2023, the Renard diamond stream was written down to its estimated recoverable amount of $2.0 million., which was determined by the estimated net proceeds to be received from the sales of diamonds held in inventory at the date Stornoway suspended its activities. The main valuation inputs used were the expected diamond prices per carat to be realized and probabilities allocated to each expected sale to be realized. No discount rate was applied considering that the diamonds are expected to be sold within a relatively short period of time. As at December 31, 2023, the Renard diamond stream has a book value of nil, as the last sales expected from the Renard diamond stream were completed prior to year-end.

Tintic stream - Osisko Development

On December 31, 2023, the Company assessed if there were any indicators of impairment on its Tintic stream (which includes the Trixie deposit), and concluded that there were indicators of impairment and, accordingly, management performed an impairment assessment. As a result of the impairment assessment, the Company recorded an impairment charge of $23.5 million on its Tintic stream.

On December 31, 2023, the Tintic steam was written down to its estimated recoverable amount, which was determined by the value-in-use using a discounted cash-flows approach. The main valuation inputs used were the cash flows expected to be generated by the sale of gold from the Tintic project over its estimated life of the mine, based on an average gold price per ounce of US$1,870, a real discount rate of 6.0% and weighted probabilities of different production scenarios.

A sensitivity analysis was performed by management on the gold price. If gold price per ounce applied to the cash flow projections had been 10% lower than management's estimates, the additional impairment would be immaterial.

	Year ended December 31, 2022
	Royalty interests	Stream interests	Offtake interests	Total
	$	$	$	$
Balance - January 1	703,113	438,032	13,656	1,154,801
Additions	123,359	850	-	124,209
Depletion	(27,362)	(23,993)	-	(51,355)
Impairments	(1,818)	-	-	(1,818)
Currency conversion adjustments	8,282	21,149	932	30,363
Recognition of royalty and stream interests following the deconsolidation of Osisko Development	73,501	48,552	-	122,053
Balance - December 31	879,075	484,590	14,588	1,378,253

Producing
Cost	634,058	566,348	-	1,200,406
Accumulated depletion and impairments	(423,634)	(238,938)	-	(662,572)
Net book value - December 31	210,424	327,410	-	537,834

Development
Cost	367,845	211,755	33,245	612,845
Accumulated depletion and impairments	(753)	(55,252)	(28,229)	(84,234)
Net book value - December 31	367,092	156,503	5,016	528,611

Exploration and evaluation
Cost	304,685	677	9,572	314,934
Accumulated depletion and impairments	(3,126)	-	-	(3,126)
Net book value - December 31	301,559	677	9,572	311,808
Total net book value - December 31	879,075	484,590	14,588	1,378,253

Recognition of royalty and stream interests following the deconsolidation of Osisko Development

As a result of the deconsolidation of Osisko Development (Note 29), the Company recognized royalty and stream interests held on properties owned by Osisko Development. Prior to the deconsolidation of Osisko Development, these assets were eliminated upon consolidation of Osisko Development and its subsidiaries.

The following assets were recognized at their historical net book value on September 30, 2022:

- 5% NSR royalty on all metals produced from the Cariboo property in British-Columbia, Canada;

- 15% gold and silver stream on the San Antonio property in Sonora, Mexico, with on-going per-ounce cash payments equal to 15% of the applicable spot metal price on the business day immediately preceding the date of delivery of such refined metal;

- 2.5% stream on all metals produced from the Tintic property in Utah, United States, until 27,150 ounces of refined gold have been delivered, and thereafter 2.0% stream on all metals, with on-going per-ounce cash payments equal to 25% of the applicable spot metal price on the business day immediately preceding the date of delivery of such refined metal; and

-      Certain NSR royalties on exploration and evaluation properties located in Canada and in Mexico.

Main acquisitions - 2022

Copper NSR royalty - Marimaca copper project

In September 2022, Osisko acquired a 1.0% NSR royalty for US$15.5 million ($20.3 million) covering the currently known mineralization and prospective exploration areas that constitute the Marimaca copper project located in Antofagasta, Chile, owned and operated by Marimaca Copper Corp. As part of the transaction, Osisko has been granted certain rights including a right of first refusal with respect to any royalty, stream, or similar interest in connection with the financing of the Marimaca project.

Copper-gold NSR royalty - Cascabel copper-gold project

In November 2022, Osisko acquired a 0.6% NSR royalty for US$50.0 million ($67.2 million) covering the entire 4,979 hectare Cascabel property, including the Alpala project, located in northeastern Ecuador and operated by SolGold plc ("SolGold"). Beginning in 2030 and until the end of 2039, Osisko will receive minimum annual payments under the royalty of US$4.0 million. SolGold shall have a right to buy down one-third of the NSR royalty percentage for 4 years.